Registration No. 33-

     ===========================================================================
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
                                   _______________
                                       Form S-8

                                REGISTRATION STATEMENT
                                        Under
                              THE SECURITIES ACT OF 1933
                                   _______________
                              RJR Nabisco Holdings Corp.
                (Exact name of registrant as specified in its charter)
                   Delaware                               13-3490602
       (State or other jurisdiction of                 (I.R.S. Employer
        incorporation or organization)              Identification Number)
                             1301 Avenue of the Americas
                               New York, New York 10019
      (Address, including zip code, of registrant's principal executive office)
                                   _______________
                      SAVINGS AND INVESTMENT PLAN FOR EMPLOYEES
                   OF R.J. REYNOLDS TOBACCO COMPANY IN PUERTO RICO
                               (Full title of the plan)
                                   _______________
                             Lawrence R. Ricciardi, Esq.
                              RJR NABISCO HOLDINGS CORP.
                             1301 Avenue of the Americas
                               New York, New York 10019
                                    (212) 258-5600
        (Name, address and telephone number, including area code, of agent for service)
                                   _______________
                                      Copies to:
                                David J. Sorkin, Esq.
                              Simpson Thacher & Bartlett
                                 425 Lexington Avenue
                               New York, New York 10017
                                   _______________

                                CALCULATION OF REGISTRATION FEE

                                                 Proposed    Proposed
              Title of                           Maximum      Maximum
           Securities to          Amount to      Offering    Aggregate    Amount of
           be Registered             be           Price      Offering    Registration
                                 Registered        Per         Price        Fee(2)
                                                 Share(1)

      Common Stock, par value
           $.01 per share  .     30,000 shares    $5.8125      $174,375.00  $100.00

     (1) Pursuant to Rule 457 under the Securities Act of 1933 the proposed maximum offering price per share relating to the Common Stock being registered has been based on the average of the high and low prices of the Common Stock reported on the New York Stock Exchange-Composite Tape on June 24, 1994.

      (2) The registration fee relating to the Common Stock being registered is the minimum fee pursuant to Section 6(b) of the Securities Act of 1933.

      In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.
     ===========================================================================

               Pursuant   to  General   Instruction   E  for   registration
          statements on Form S-8, the contents of the Registration Statement on Form S-8 of RJR Nabisco Holdings Corp., a Delaware corporation, relating to the Savings and Investment Plan for Employees of R.J. Reynolds Tobacco Company in Puerto Rico (the "Plan"), file number 33-39725, filed with the Securities and Exchange Commission on May 6, 1991, are incorporated herein by reference.

                                        PART I
                                        ------
          Item 1. Plan Information

                    Not  required  to  be  filed  with   this  Registration
               Statement

          Item  2.   Registrant  Information   and  Employee   Plan  Annual
               Information

                    Not  required   to  be  filed  with  this  Registration
               Statement

                                       Part II
                                       -------

                  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

          Item 3. Incorporation of Documents by Reference

                    Not  required  to  be   filed  with  this  Registration
               Statement pursuant to General Instruction E for registration statements on Form S-8.

          Item 4. Description of Securities

                    Not  required  to  be  filed  with   this  Registration
               Statement pursuant to General Instruction E for registration statements on Form S-8.

          Item 5. Interests of Named Experts and Counsel

                    Not  required   to  be  filed  with  this  Registration
               Statement pursuant to General Instruction E for registration statements on Form S-8.

          Item 6. Indemnification of Directors and Officers

                    Not  required  to  be  filed   with  this  Registration
               Statement pursuant to General Instruction E for registration statements on Form S-8.

          Item 7. Exemption from Registration Claimed

                    Not  required  to  be  filed  with  this   Registration
               Statement pursuant to General Instruction E for registration statements on Form S-8.

          Item 8. Exhibits

               4.1(a) Amended and Restated Certificate of Incorporation of RJR Nabisco Holdings Corp., filed October 1, 1990 (incorporated by reference to Exhibit 3.1 to Amendment No. 4 filed on October 2,1990, to the Registration Statement on Form S-4 of RJR Nabisco Holdings Corp., Registration No. 33-36070, filed on July 25, 1990, as amended (the "Form S-4, Registration No. 33-36070")).

               4.1(b) Certificate of Amendment to Amended and Restated Certificate of Incorporation of RJR Nabisco Holdings Corp., filed January 29, 1991 (incorporated by reference to Exhibit 3.1(a) to Amendment No. 3, filed on January 31, 1991, to the Registration Statement on Form S-4 of RJR Nabisco Holdings Corp., Registration No. 33-38227).

               4.1(c)    Certificate  of  Designation of  ESOP  Convertible
                         Preferred Stock, filed April 10, 1991 (incorporated by reference to Exhibit 3.1(b) to Amendment No. 2 filed on April 11, 1991, to the Registration Statement on Form S-1 of RJR Nabisco Holdings Corp., Registration No. 33-39532, filed on March 20, 1991).

               4.1(d) Certificate of Designation of Series A Conversion Preferred Stock, filed November 7, 1991 (incorporated by reference to Exhibit 3.1(c) to Amendment No. 3, filed on November 1, 1991, to the Registration Statement on Form S-1 of RJR Nabisco Holdings Corp., Registration No. 33-43137, filed October 2, 1991).

               4.1(e) Certificate of Amendment to Amended and Restated Certificate of Incorporation of RJR Nabisco Holdings Corp., filed December 16, 1991 (incorporated by reference to Exhibit 3.1(d) of the Annual Report on Form 10-K of RJR Nabisco Holdings Corp., RJR Nabisco Holdings Group, Inc., RJR Nabisco Capital Corp. and RJR Nabisco, Inc. for the fiscal year ended December 31, 1991, File Nos. 1-10215, 1-10214, 1-10248 and 1-6388).

               4.1(f)    Certificate  of  Amendment  to   the  Amended  and
                         Restated  Certificate  of   Incorporation  of  RJR
                         Nabisco Holdings Corp. (relating to the authorization of the issuance of additional shares of Common Stock) filed April 6, 1993 (incorporated by reference to Exhibit 3.3 of the Quarterly Report on Form 10-Q of RJR Nabisco Holdings Corp. and RJR Nabisco, Inc. for the fiscal quarter ended March 31, 1993, filed April 30, 1993).

               4.1(g) Certificate of Designation of Series B Cumulative Preferred Stock, filed August 16, 1993 (incorporated by reference to Exhibit 3.1(g) of the Annual Report on Form 10-K of RJR Nabisco Holdings Corp. and RJR Nabisco, Inc. for the fiscal year ended December 31, 1993, File Nos. 1-10215 and 1-6388 (the "1993 Form 10-K").


              4.1(h) Certificate of Designation of Series C Conversion Preferred Stock, filed May 6, 1994 (incorporated by reference to Exhibit 4.1(h) to the Registration Statement on Form S-8 of RJR Nabisco Holdings Corp. relating to the Nabisco Brands de Puerto Rico, Inc. Capital Accumulation Plan, filed July 1, 1994 (the "Nabisco Brands de Puerto Rico Form S-8")).


               4.2 Amended and Restated By-laws of RJR Nabisco Holdings Corp., as amended, effective January 20, 1994 (incorporated by reference to Exhibit 3.2 to the 1993 Form 10-K).

               4.3 RJR Nabisco Puerto Rico Defined Contribution Master Trust Agreement, as amended and restated July 12, 1993, between RJR Nabisco, Inc. and Banco Popular de Puerto Rico (incorporated by reference to Exhibit 4.3 to the Nabisco Brands de Puerto Rico Form S-8).


               5 Opinion of Simpson Thacher & Bartlett regarding the legality of any original issuance securities being registered

               23.1 Consent of Deloitte & Touche

               23.2 Consent  of  Simpson Thacher  &  Bartlett  (included in
                    Exhibit 5)

               24   Power of Attorney

     Item 9.   Undertakings

                    Not required to be filed with this Registration Statement
               pursuant to General Instruction E for registration statements on Form S-8.

                                      SIGNATURES

                    Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 1st day of July, 1994.

                                        RJR NABISCO HOLDINGS CORP.


                                        By:  Lawrence R. Ricciardi
                                           -----------------------------
                                             Lawrence R. Ricciardi

                    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on July 1, 1994.

               Signature                          Title
               ---------                          -----


                    *                   Chairman of the Board
          -----------------------
           Charles M. Harper            and Chief Executive Officer,
                                        Director

                    *                   Executive Vice President and
          -----------------------
           Stephen R. Wilson            Chief Financial Officer

                    *                   Senior Vice President and Controller
          -----------------------
           Robert S. Roath

                    *                             Director
          -----------------------
           John T. Chain, Jr.

                    *                             Director
          -----------------------
           John L. Clendenin

                    *                             Director
          -----------------------
           James H. Greene, Jr.

                    *                             Director
          -----------------------
           H. John Greeniaus

                    *                             Director
          -----------------------
           James W. Johnston

                    *                             Director
          -----------------------
           Henry R. Kravis

                    *                             Director
          -----------------------
           John G. Medlin, Jr.

                    *                             Director
          -----------------------
           Paul E. Raether

                    *                             Director
          -----------------------
           Lawrence R. Ricciardi

                    *                             Director
          -----------------------
           Rozanne L. Ridgway

                    *                             Director
          -----------------------
           Clifton S. Robbins

                    *                             Director
          -----------------------
           George R. Roberts

                    *                             Director
          -----------------------
           Scott M. Stuart

                    *                             Director
          -----------------------
           Michael T. Tokarz


          * By: Jo-Ann Ford
                -----------------------
                Jo-Ann Ford
                Attorney-in-Fact

                    Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 1st day of July, 1994.

                                        SAVINGS AND INVESTMENT PLAN FOR
                                        EMPLOYEES OF R.J. REYNOLDS TOBACCO
                                        COMPANY IN PUERTO RICO


                                        H. Colin McBride
                                        ------------------------------------
                                        H. Colin McBride
                                        Secretary, RJR Employee
                                        Benefits Committee

                                   INDEX TO EXHIBITS
                                   -----------------



          Exhibit
          Number         Description of Exhibit
          -------        ----------------------


               4.1(a) Amended and Restated Certificate of Incorporation of RJR Nabisco Holdings Corp., filed October 1, 1990 (incorporated by reference to Exhibit 3.1 to Amendment No. 4 filed on October 2,1990, to the Registration Statement on Form S-4 of RJR Nabisco Holdings Corp., Registration No. 33-36070, filed on July 25, 1990, as amended (the "Form S-4, Registration No. 33-36070")).

               4.1(b) Certificate of Amendment to Amended and Restated Certificate of Incorporation of RJR Nabisco Holdings Corp., filed January 29, 1991 (incorporated by reference to Exhibit 3.1(a) to Amendment No. 3, filed on January 31, 1991, to the Registration Statement on Form S-4 of RJR Nabisco Holdings Corp., Registration No. 33-38227).

               4.1(c)    Certificate  of  Designation of  ESOP  Convertible
                         Preferred Stock, filed April 10, 1991 (incorporated by reference to Exhibit 3.1(b) to Amendment No. 2 filed on April 11, 1991, to the Registration Statement on Form S-1 of RJR Nabisco Holdings Corp., Registration No. 33-39532, filed on March 20, 1991).

               4.1(d) Certificate of Designation of Series A Conversion Preferred Stock, filed November 7, 1991 (incorporated by reference to Exhibit 3.1(c) to Amendment No. 3, filed on November 1, 1991, to the Registration Statement on Form S-1 of RJR Nabisco Holdings Corp., Registration No. 33-43137, filed October 2, 1991).

               4.1(e) Certificate of Amendment to Amended and Restated Certificate of Incorporation of RJR Nabisco Holdings Corp., filed December 16, 1991 (incorporated by reference to Exhibit 3.1(d) of the Annual Report on Form 10-K of RJR Nabisco Holdings Corp., RJR Nabisco Holdings Group, Inc., RJR Nabisco Capital Corp. and RJR Nabisco, Inc. for the fiscal year ended December 31, 1991, File Nos. 1-10215, 1-10214, 1-10248 and 1-6388).

               4.1(f)    Certificate  of  Amendment  to   the  Amended  and
                         Restated  Certificate  of   Incorporation  of  RJR
                         Nabisco Holdings Corp. (relating to the authorization of the issuance of additional shares of Common Stock) filed April 6, 1993 (incorporated by reference to Exhibit 3.3 of the Quarterly Report on Form 10-Q of RJR Nabisco Holdings Corp. and RJR Nabisco, Inc. for the fiscal quarter ended March 31, 1993, filed April 30, 1993 (the "March 1993 Form 10-Q")).

          Exhibit
          Number    Description of Exhibit
          -------   ----------------------

          4.1(g) Certificate of Designation of Series B Cumulative Preferred Stock, filed August 16, 1993 (incorporated by reference to Exhibit 3.1(g) of the Annual Report on Form 10-K of RJR Nabisco Holdings Corp. and RJR Nabisco, Inc. for the fiscal year ended December 31, 1993, File Nos. 1-10215 and 1-6388 (the "1993 Form 10-K")


          4.1(h) Certificate of Designation of Series C Conversion Preferred Stock, filed May 6, 1994 (incorporated by reference to Exhibit 4.1(h) to the Registration Statement on Form S-8 of RJR Nabisco Holdings Corp. relating to the Nabisco Brands de Puerto Rico, Inc. Capital Accumulation Plan, filed July 1, 1994 (the "Nabisco Brands de Puerto Rico Form S-8"))

          4.2 Amended and Restated By-laws of RJR Nabisco Holdings Corp., as amended, effective January 20, 1994 (incorporated by reference to Exhibit 3.2 to the 1993 Form 10-K)

          4.3 RJR Nabisco Puerto Rico Defined Contribution Master Trust Agreement, as amended and restated July 12, 1993, between RJR Nabisco, Inc. and Banco Popular de Puerto Rico (incorporated by reference to Exhibit 4.3 to the Nabisco Brands de Puerto Rico Form S-8)

          5         -    Opinion of Simpson Thacher & Bartlett regarding the
                         legality of any original issuance securities begin registered

          23.1      -    Consent of Deloitte & Touche

          23.2      -    Consent of Simpson Thacher & Bartlett (included in
                         Exhibit 5)

          24        -    Power of Attorney